SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2007

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2007, the registrant, Cubist Pharmaceuticals, Inc., issued a press release announcing that CUBICIN® (daptomycin for injection) received approvals in the EU for right-sided infective endocarditis (RIE) due to S. aureus, and S. aureus bacteremia, when associated with RIE or with complicated skin and soft-tissue infections.  A copy of the press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On September 12, 2007, the registrant issued a press release announcing that due to a technical error, one of the CUBICIN patents listed in the Orange Book (U.S. Patent No. RE39071, originally issued to Eli Lilly, and now owned by Cubist) should be corrected.  A copy of the press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

99.1	Press Release dated September 6, 2007
99.2	Press Release dated September 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre
Senior Vice President, General Counsel and Secretary

Dated: September 12, 2007